UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22434

                                 del Rey Global Investors Funds

(Exact name of registrant as specified in charter)

6701 Center Drive West, Suite 655

                Los Angeles, CA 90045

(Address of principal executive offices) (Zip code)

Gerald W. Wheeler, Esq.

Chief Operating Officer

del Rey Global Investors, LLC

6701 Center Drive West, Suite 655

                 Los Angeles, CA 90045

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (310) 649-1230

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2012

Item 1. Reports to Stockholders.

del Rey Monarch Fund

Annual Report

May 31, 2012

    F U L L  Y E A R  2 0 1 2  ( A S  O F  5 / 3 1 / 2 0 1 2 )

  del Rey Monarch Fund

Management’s Discussion of Fund Performance

It was another volatile year for international equities, as markets shifted back and forth between sharply rising and precipitously falling performances. In seven of the twelve months during the year ended May 31, 2012, the gains or losses on the MSCI EAFE index exceeded 4%. Altogether, the benchmark ended the period down about 20%, returning most of the gains made in the year before it. Losses were broad based with all major countries and regions falling significantly. Likewise, most industries within the index fell, with the Information Technology and the Materials and Financial sectors in particular weighing on the index’s performance during the year.

Within this environment, del Rey’s strategy underperformed with large detractions coming from Information Technology, where deferred customer spending continues to weigh heavily on company profitability, as well as our Consumer Discretionary names, especially in Europe. Additionally, our UK and Japanese positions weighed disproportionately on performance. Offsetting the laggards somewhat were strong contributions from our Chinese holdings as well as relatively good performance from some of our Materials and Telecommunication names.

In terms of overall positioning, the fund continues to be well diversified across a range of geographies and sectors. We used the increased volatility during the year to slightly reduce our overweight exposures to Japan and Materials, while also adding to our underweight exposures in Europe and the UK. We also added to our positions in Telecommunications and Consumer Staples.

While the portfolios continue to pick up relative performance in sharply deteriorating markets (e.g., Q3 2011 and May 2012), the underperformance in the more prevalent bull phases more than offsets any relative gains achieved elsewhere. We currently find the markets in general attractively priced but not necessarily defensively positioned, especially relative to the risks that continue to emanate from Europe. As such, we feel prudence dictates a still overall defensive position although we continue to selectively add market exposure in the periodic sell offs.

Performance

Annual Returns	Latest Quarter	One Year	Since Inception (June 1, 2011)

del Rey Monarch Fund – Institutional	-15.69%	-25.41%	-25.41%	Paul J. Hechmer Founder and Chief Investment Officer
del Rey Monarch Fund – Class A	-15.79%	-25.66%	-25.66%

MSCI EAFE Index	-13.61%	-20.49%	-20.49%	¡	18 years of investment experience, managing
					international and global strategies

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month end performance, please call 800-876-9946. Periods of less than one year are not annualized. Some of the Fund’s fees were waived or expenses reimbursed otherwise returns would have been lower.

				¡ ¡	Executive managing director and portfolio manager for Tradewinds Global Investors, a firm he founded in 2006 Managed more than $25 billion in international and global strategies
Growth of a $10,000 Investment
				Fund Facts
				Benchmark	MSCI EAFE Index
				Inception Date	June 1, 2011
				Ticker	DRMIX
				Net Assets	$5.578 million
				Gross Expense Ratio	1.38%
				Net Expense Ratio*	1.15%

*del Rey Global Investors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.40% for Class A Shares and 1.15% for Institutional Shares until October 1, 2013. The Fund may have to repay some of these waivers and reimbursements to del Rey Global Investors, LLC in the following two fiscal years.

DEL REY MONARCH FUND

This material is authorized for use only when preceded or accompanied by the current del Rey Monarch Fund (the “Fund”) prospectus.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

Principal Risks

Foreign investments involve special risks not included in domestic investments, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are enhanced when investing in securities in Emerging Market countries. Other risks may include convertible securities risk, depositary receipts risk, securities lending risk, Rule 144A securities risk and small and mid-capitalization company risk.

DEL REY MONARCH FUND

Statement of Assets and Liabilities

May 31, 2012

Assets:
Long term investments, at fair value (Cost $6,660,032)	$5,058,822
Short term investments, at fair value (Cost $355,787)	355,787
Foreign currencies, at value (Cost $1,099)	1,116
Dividends and interest receivable	35,485
Tax reclaim receivable	4,023
Receivable for fund shares purchased	17,710
Receivable for investments sold	43,674
Receivable from Fund’s manager for reimbursement of waived expenses	289,601
Prepaid expenses	6,673

Total assets	5,812,891

Liabilities:
Payable for fund shares redeemed	40,000
Payable for investments purchased	13,563
Accrued offering costs (See Note 2)	19,091
Accrued expenses	162,204

Total liabilities	234,858

Total net assets	5,578,033

Net Assets:
Institutional Class
Applicable to 491,988 outstanding $0.001 par value shares (authorized unlimited shares)	$5,499,451

Net Asset Value, Offering Price and Redemption Price Per Share	$11.18

Class A
Applicable to 7,045 outstanding $0.001 par value shares (authorized unlimited shares)	$78,582

Net Asset Value, Offering Price and Redemption Price Per Share	$11.15

Net assets consist of:
Capital	7,246,292
Accumulated undistributed net investment income	74,387
Accumulated undistributed realized loss	(141,247)
Net unrealized depreciation on investments and on assets and liabilities denominated in foreign currencies	(1,601,399)

Total net assets	$5,578,033

The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Statement of Operations

Year Ended May 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $21,249)	$172,254
Interest income	45

Total investment income	172,299

Expenses:
Investment advisory fees	49,671
Administration fees	162,500
Distribution fees, Class A	122
Custody and accounting fees	104,431
Directors’ fees and expenses	45,000
Transfer agent fees and expenses	58,453
Printing and postage fees	41,774
State registration filing fees	45,447
Professional fees	203,691
Organizational fees	40,492
Offering costs	365,244
Other fees and expenses	123,843

Total expenses before reimbursement by the manager	1,240,668

Expenses reimbursed by the Manager	(1,176,980)

Net expenses	63,688

Net investment income	108,611

Net realized and unrealized loss from investments and foreign currency
Net realized loss on:
Investment transactions	(141,247)
Foreign currency transactions	(33,772)

Net realized loss from investments and foreign currency	(175,019)

Change in unrealized depreciation from investments and foreign currency
Investments	(1,601,210)
Translation of other assets and liabilities denominated in foreign currencies	(189)

Net change in unrealized depreciation	(1,601,399)

Net realized and unrealized loss from investments and foreign currency	(1,776,418)

Net decrease in net assets resulting from operations	$(1,667,807)

The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Statement of Changes in Net Assets

Year Ended May 31, 2012 and for the Period from

January 14, 2011(inception date) to May 31, 2011

	For the Year Ended May 31, 2012	For the Period Ended May 31, 2011
Increase (Decrease) in Net Assets From Operations
Net investment income	$108,611	$7
Net realized loss on investments and foreign currency transactions	(175,019)	-
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,601,399)	-

Net decrease in net assets resulting from operations	(1,667,807)	7

Distributions to Shareholders from:
Net investment income:
Institutional Class	(454)	-
Class A	(5)	-

Total distributions to shareholders	(459)	-

Transactions in shares of Common Stock
Proceeds from sale of shares
Institutional Class	7,966,815	100,000
Class A	95,352	-
Cost of shares redeemed
Institutional Class	(914,709)	-
Class A	(1,293)	-
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	122	-
Class A	5	-

Net increase in net assets from fund share transactions	7,146,292	100,000

Net increase in net assets	5,478,026	100,007

Net Assets:
At beginning of year	100,007	-

At end of year	$5,578,033	$100,007

Accumulated undistributed net investment income	$74,387	$7

The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Financial Highlights

Year Ended May 31, 2012 and for the Period from

January 14, 2011(inception date) to May 31, 2011

	Institutional Class
Per Share Data	For the Year Ended May 31, 2012	For the Period Ended May 31, 2011
Net Asset Value, Beginning of Period	$15.00	$15.00(1)

Income from Investment Operations:

Net investment income	0.23	-(2)
Net realized and unrealized loss on investments and foreign currency-related transactions	(4.05)	-

Net decrease from investment operations	(3.82)	-

Distributions to Shareholders from:
Net investment income	-(2)	-

Net Asset Value, End of Period	$11.18	$15.00

Total Return	(25.41)%(3)	-%(3)

Supplemental Data and Ratios:
Net assets, end of period	$5,499,451	$100,007

Expenses, net of reimbursements by Fund’s manager, to average net assets	1.15%	-%*
Expenses, before reimbursements by Fund’s manager, to average net assets	22.47%	-%*
Net investment income, net of waivers, reimbursements and credits	1.95%	-%*
Net investment loss, before waivers, reimbursements and credits	(19.37)%	-%*

Portfolio Turnover Rate	25.85%	-%*

[1]	Represents the initial capital received from the Fund’s manager on January 24, 2011.
[2]	Per share amount was less than $0.01 per share.
[3]	Reflects impact of certain reimbursements by the Fund’s manager. For periods less than one year, amount is not annualized.
*	This information is not provided because the Fund had not begun investment operations as of May 31, 2011.
The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Financial Highlights

Year Ended May 31, 2012

Class A

Per Share Data	For the Year Ended May 31, 2012
Net Asset Value, Beginning of Period	$15.00(1)

Income from Investment Operations:
Net investment income	0.20
Net realized and unrealized loss on investments and foreign currency-related transactions	(4.05)

Net decrease from investment operations	(3.85)

Distributions to Shareholders from:
Net investment income	-(2)

Net Asset Value, End of Period	$11.15

Total Return	(25.66)%(3)

Supplemental Data and Ratios:
Net assets, end of period	$78,582

Expenses, net of reimbursements by Fund’s manager, to average net assets	1.40%
Expenses, before reimbursements by Fund’s manager, to average net assets	22.72%
Net investment income, net of waivers, reimbursements and credits	2.30%
Net investment loss, before waivers, reimbursements and credits	(19.02)%

Portfolio Turnover Rate	25.85%

1Represents the initial capital received from the Fund’s manager on June 1, 2011.

2 Per share amount was less than $0.01 per share.

3 Reflects impact of certain reimbursements by the Fund’s manager.

The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Schedule of Investments

May 31, 2012

	Number of Shares	Market Value	% of Net Assets

Common Stock

Australia (Cost $62,365)
BHP Billiton Ltd ADR	1,000	$61,530
		61,530	1.1%
Belgium (Cost $202,378)
Belgacom SA	5,900	155,391
		155,391	2.8%
Canada (Cost $617,081)
Barrick Gold Corp	4,400	171,864
Kinross Gold Corp	9,300	74,121
Magna International Inc	2,100	84,630
Nexen Inc	4,400	68,772
Suncor Energy Inc	3,300	89,067
		488,454	8.8%
China (Cost $113,164)

Huaneng Power International Inc, Class H (1)	218,000	138,470
		138,470	2.5%
Finland (Cost $278,812)
Nokia OYJ	23,800	62,506
Stora Enso OYJ (Registered)	16,600	90,027
		152,533	2.7%
France (Cost $367,822)

Alcatel-Lucent (1)	45,900	71,398
Sanofi	2,400	163,218
		234,616	4.2%
Germany (Cost $241,567)
Deutsche Bank AG (Registered)	1,200	43,157
Siemens AG (Registered)	1,900	156,255
		199,412	3.6%
Hong Kong (Cost $250,833)

Chaoda Modern Agriculture Holdings Ltd(1) (2) (3)	168,000	23,810
China Mobile Ltd	16,500	166,881
Sino-Forest Corp(1) (2) (3)	5,000	48
		190,739	3.4%
Italy (Cost $296,099)
Intesa Sanpaolo SpA (1)	32,100	39,811
Telecom Italia SpA - RSP	200,000	136,757
		176,568	3.2%
Japan (Cost $1,605,445)
Dai Nippon Printing Co Ltd	13,600	102,920
FUJIFILM Holdings Corp	8,400	157,474
Hachijuni Bank Ltd	10,000	47,856
Kao Corp	2,300	59,496
Mabuchi Motor Co Ltd	4,100	158,277
MS&AD Insurance Group Holdings	2,900	44,559
Nintendo Co Ltd	700	81,560
Rohm Co Ltd	1,300	47,216
Sankyo Co Ltd	1,700	82,006
Secom Co Ltd	2,600	114,970
Sega Sammy Holdings Inc	4,700	83,552
Seven & I Holdings Co Ltd	6,400	192,671
Shiseido Co Ltd	6,800	106,999
Sumitomo Mitsui Trust Holdings Inc	18,000	45,483
		1,325,039	23.7%

The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Schedule of Investments (continued)

May 31, 2012

	Number of Shares	Market Value	% of Net Assets

Common Stock (continued)

Netherlands (Cost $384,433)
Koninklijke Ahold NV	4,600	$54,041
Royal Dutch Shell PLC, Class B	5,200	166,575
Wolters Kluwer NV	7,000	101,659
		322,275	5.8%
South Africa (Cost $222,853)
AngloGold Ashanti Ltd	1,120	40,691
Gold Fields Ltd	6,900	92,789
Impala Platinum Holdings Ltd	3,200	50,498
		183,978	3.3%
South Korea (Cost $190,489)
KT Corp ADR	12,700	147,956
		147,956	2.6%
Spain (Cost $353,456)
Banco Popular Espanol SA	11,649	23,478
Indra Sistemas SA	17,200	154,192
		177,670	3.2%
Sweden (Cost $93,105)
Telefonaktiebolaget LM Ericsson, Class B	9,200	78,136
		78,136	1.4%
Switzerland (Cost $200,584)
Novartis AG (Registered)	3,200	166,203
		166,203	3.0%
United Kingdom (Cost $977,094)
AstraZeneca PLC	2,100	84,732
BAE Systems PLC	38,100	160,187
BP PLC	16,600	101,030
Home Retail Group PLC	105,800	127,267
Lloyds Banking Group PLC (1)	128,700	50,342
Tesco PLC	34,700	161,802
		685,360	12.3%
United States (Cost $202,452)
Newmont Mining Corp	3,700	174,492
		174,492	3.1%

Total Common Stock (Cost $6,660,032)		5,058,822	90.7%

Investment Companies

Northern Institutional Funds- Treasury Portfolio	355,787	355,787	6.4%

Total Investment Companies (Cost $355,787)

Total Value of Investments (Total Cost $7,015,819)		5,414,609	97.1%

Other Assets less Liabilities		163,424	2.9%

Net Assets		$5,578,033	100.0%

(1) Non-Income Producing Security

(2) Security valued at fair value as determined in good faith by the Fund’s Valuation Committee under policies and supervision of the procedures established by and under the Fund’s Board of Trustees.

(3) Security has been deemed illiquid as of May 31, 2012. At May 31, 2012, the value of these illiquid securities amounted to approximately $23,858 or 0.4% of net assets.

The accompanying notes are an integral part of these financial statements.

DEL REY MONARCH FUND

Schedule of Investments (continued)

May 31, 2012

At May 31, 2012, the industry sectors for the del Rey Monarch Fund were:

INDUSTRY SECTOR	% OF LONG-TER INVESTMENTS	M

Consumer Discretionary	9.5%
Consumer Staples	11.8
Energy	8.4
Financials	5.9
Health Care	8.2
Industrials	13.7
Information Technology	12.9
Materials	14.9
Telecommunication Services	12
Utilities	2.7

Total	100.0%

At May 31, 2012, the del Rey Monarch Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF LONG-TER INVESTMENTS	M

Japanese Yen	25.3%
Euro	24.8
U.S. Dollar	21.4
British Pound	16.8
Hong Kong Dollar	6.5
All other currencies less than 5%	5.2

Total	100.0%

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

1.	Organization

del Rey Monarch Fund (the “Fund”) was incepted on January 14, 2011 as a series of del Rey Global Investors Funds, a Delaware statutory trust (the “Trust”) incepted on June 18, 2010. The Fund is classified as a diversified open-end investment company as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently offers Class A and Institutional shares.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s principal investment strategy is to invest primarily in equity securities of issuers located in a number of different countries outside of the United States. The Fund seeks to invest in intrinsically undervalued non-U.S. companies with strong and/or improving business fundamentals. The Fund seeks to invest in approximately 35-60 companies whose capitalizations are generally over $1 billion and represent strong risk/return characteristics.

On September 8, 2011, the Board of Trustees determined to change the fiscal year end of the Fund from October 31 to May 31.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation and Transactions

The following is a description of the valuation policies adopted by the Fund as approved by the Trust’s Board of Trustees (the “Board”):

General Valuation Information

In determining the market value of portfolio investments, the Fund employs independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by the Fund’s Valuation Committee, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by del Rey Global Investors, LLC (the “Manager”) (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

Certain of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund’s net asset value is not calculated. In such cases, the net asset value of the Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Shares of open-end investment companies are valued at their NAV.

GAAP includes a topic which establishes a hierarchy for investment valuation determination purposes in which various inputs are used in determining the value of the Fund’s assets or liabilities. This topic defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the pricing model and/or the inputs to the pricing model used in the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3

significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). During the year ended May 31, 2012, the Fund valued two securities at fair value as determined in good faith by the Fund’s Valuation Committee under policies and procedures established by and under the supervision of the Fund’s Board of Trustees.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund’s investments:

INVESTMENTS		LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stock
	Consumer Discretionary	$479,115	$-	$-	$479,115
	Consumer Staples	575,009	-	23,810	598,819
	Energy	425,445	-	-	425,445
	Financials	294,685	-	-	294,685
	Health Care	414,153	-	-	414,153
	Industrials	692,609	-	-	692,609
	Information Technology	652,482	-	-	652,482
	Materials	756,012	-	48	756,060
	Telecommunication Services	606,984	-	-	606,984
	Utilities	138,470	-	-	138,470
Short-Term Investments
	Investment Companies	355,787	-	-	355,787

	Total Investments	$5,390,751	$-	$23,858	$5,414,609

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 5/31/11	CHANGE IN UNREALIZED APPRECIATION	CHANGE IN UNREALIZED DEPRECIATION	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	BALANCE AS OF 5/31/12

Common Stock

Consumer Staples	$-	$-	$(42,678)	$66,488**	$-	$23,810
Materials	-	-	(26,297)	26,345**	-	48

						$23,858

**Transferred into Level 3 due to trading halt/suspension on security during the year, which resulted in security being priced using unobservable inputs.

Determination of Net Asset Value

The net asset value (the “NAV”) for each class of shares of the Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

Investment Transactions, Income and Expenses

Investment transactions are recorded at the trade date. The Fund determines the gain or loss realized from investment transactions using first in first out cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available. The Fund had purchases of $8,049,616 and proceeds from sales of $1,248,337 (excluding short-term investments) for the year ended May 31, 2012.

(b) Organization and Offering Costs

Organization costs consist of costs, including professional fees, incurred to establish the Fund and enable it legally to do business. The Fund expenses organization costs as incurred. These expenses were advanced by the Manager, subject to potential recovery by the Manager. Future organizational costs may also be advanced by the Manager, and the Manager may also reimburse the Fund for these expenses, subject in each case to potential recovery by the Manager (see Note 4).

Offering costs were accounted for as deferred costs until investment operations began. Offering costs include legal fees regarding the preparation of the Trust’s initial registration statement. Offering costs were amortized to expense over twelve months on a straight-line basis beginning on June 1, 2011, when the Fund began investment operations.

(c) Federal Income Taxes

The cost of investments for federal income tax purposes and the components of net unrealized appreciation/ (depreciation) on investments for the Fund at May 31, 2012 were as follows:

Gross tax appreciation of investments	$61,137
Gross tax depreciation of investments	(1,662,459)

Net tax depreciation of investments	(1,601,322)

Federal tax cost of investments	$7,015,931

The unrealized appreciation on foreign currency for the Fund was $17 for the year ended May 31, 2012.

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Fund’s capital accounts. These reclassifications have no impact on net assets or the net asset value of the Fund. At May 31, 2012 the Fund reclassified $33,772 from undistributed realized loss to undistributed net investment income.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period; however, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.

The Fund launched after the enactment date of December 22, 2010 and therefore the Fund’s capital loss carryforwards of approximately $141,135 do not expire.

The Fund is subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740-10, Income Taxes, Overall. This standard provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Fund’s financial statements.

As of and during the year ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits nor did it recognize any interest and penalties related to unrecognized tax benefits. The Fund will continue to review any conclusions reached regarding uncertain tax positions which may be subject to review and adjustment at a later date based on ongoing analysis of tax laws, regulations, and interpretations thereof. To the extent that the Fund’s assessment of the conclusions reached regarding uncertain tax position changes, such changes in estimate will be recorded in the period in which such determination is made. The Fund recognizes tax-related interest and penalties, if applicable, as a component of other expense and income tax expense, respectively. The Fund’s federal tax return for the year ended May 31, 2012 remains subject to examination by the Internal Revenue Service.

As of May 31, 2012, the components of accumulated deficit on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Depreciation	Total Accumulated Earnings Deficit

$79,816	$(141,135)	$(5,200)	$(1,601,740)	$(1,668,259)

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

(e) Dividends and Distribution to Shareholders

The Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Fund’s securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

3.	Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of the money that you invested in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain principal risks of investing in the Fund.

(a) Market Risk

Market risk is the risk that the value of one or more investments in which the Fund invests may decrease in value.

(b) Investment Style Risk

Value investments have generally performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other international equity funds that use different investment styles. Companies with small- or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on relatively smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

(c) Foreign Investment Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Changes in currency exchange rates can affect the value of the Fund’s portfolio. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

(d) Emerging Market Risk

Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

4.	Manager

The Fund has entered into an investment advisory agreement with the Manager, under which the Manager receives for its services to the Fund a fee of 0.90% of the average daily value of the Fund’s net assets.

The Manager has agreed to cap net expenses (excluding (i) interest, taxes, brokerage fees and commissions, and extraordinary charges, including, but not limited to, litigation costs; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; and (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments) to 1.40% for Class A shares and 1.15% for Institutional shares until October 1, 2013. To achieve this expense cap, the Manager has agreed to waive and/or reimburse fees or expenses if the Fund’s operating expenses exceed a certain limit. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2012, the Manager reimbursed $1,176,980 to the Fund pursuant to the contractual expense limits described above.

With respect to this contractual agreement, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement, provided that: (1) the Fund has more than $50 million in assets and (2) the Manager or an affiliate serves as the Fund’s manager.

5.	Other Fees and Transactions with Related Parties

Administrative, transfer agent, and custodial services – The Fund has administrative, transfer agent and custodial services agreements with The Northern Trust Company (“Northern Trust”). Under these agreements, the Fund compensates Northern Trust for services including processing the accounting transactions, shareholder recordkeeping and transaction processing, and safeguarding of Fund assets and processing of cash receipts.

Affiliated officers and trustees - Officers and one trustee of the Fund are or may be considered to be affiliated with the Fund. No affiliated officers or trustees will receive any compensation directly from the Fund.

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class A Shares are subject to an annual distribution and service fee. Institutional Shares are not subject to either distribution or service fees. The distribution and service fee applicable to Class A Shares under the Fund’s Plan will be payable to financial intermediaries to finance any activity primarily intended to result in the sale of Class A Shares of the Fund and in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Fund may spend up to 0.25% per year of the average daily net assets of Class A Shares as a distribution and service fee under the Plan. The Class A Shares are also subject to an up-front sales charge used to compensate selected securities dealers and financial intermediaries.

Shareholders who redeem out of the Fund within 60 days are also subject to a 2% redemption fee.

DEL REY MONARCH FUND

Notes to Financial Statements

Year Ended May 31, 2012

6.	Capital Share Transactions

Transactions in capital stock for del Rey Monarch Fund—Institutional Class were as follows for the periods indicated:

	Year Ended May 31, 2012		Period Ended May 31, 2011
	Shares	Amount	Shares	Amount

Shares sold	557,083	$7,966,815	6,667	$100,000
Shares reinvested	10	122		-
Shares redeemed	(71,772)	(914,709)	-	-

Net increase	485,321	$7,052,228	6,667	$100,000

Transactions in capital stock for del Rey Monarch Fund—Class A were as follows for the periods indicated:

	Year Ended May 31, 2012
	Shares	Amount

Shares sold	7,149	$95,352
Shares reinvested	-	5
Shares redeemed	(104)	(1,293)

Net increase	7,045	$94,064

7.	New Accounting Pronouncements

On May 12, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2012. At this time, management is evaluating the implications of this requirement and the impact it will have on the Fund’s financial statement disclosures.

8.	Subsequent Events

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

DEL REY MONARCH FUND

Report of Independent Registered Public Accounting Firm

May 31, 2012

To the Shareholders and Board of Trustees of

del Rey Monarch Fund:

We have audited the accompanying statement of assets and liabilities of del Rey Monarch Fund (the “Fund”), including the schedule of investments, as of May 31, 2012, and the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended May 31, 2012 and for the period from January 14, 2011 (inception date) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of del Rey Monarch Fund as of May 31, 2012, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended May 31, 2012, and for the period from January 14, 2011 (inception date) to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California

July 30, 2012

DEL REY MONARCH FUND

Supplemental Tax Information (unaudited)

During the year ended May 31, 2012, the Fund designated 9.51%, approximately $10,325, of distributions from net investment income as qualifying for the dividend received deduction for corporations.

The Fund paid qualifying foreign taxes of $15,841 from $126,736 of foreign source income during the year ended May 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, del Rey Monarch Fund designated $0.0317 per share as foreign taxes paid and $0.2540 as income earned from foreign sources for the year ended May 31, 2012.

del Rey Monarch Fund had qualifying dividend income of $187,736 during year ended May 31, 2012.

The Fund did not designate any long term capital gains Pursuant to Section 852 of the Internal Revenue Code for the year ended May 31, 2012.

DEL REY MONARCH FUND

Fund Expenses (unaudited)

As an investor of the Fund, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees, distribution (12b-1) fees, if any, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 1, 2011 through May 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 12/1/11 - 5/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

del Rey Monarch Fund - Retail Class A

	Expense Ratio	Beginning Account Value 12/1/2011	Ending Account Value 5/31/2012	* Expenses Paid 12/1/11 - 5/31/12
Actual	1.40%	$1,000.00	$882.20	$6.59
Hypothetical	1.40%	$1,000.00	$1,018.00	$7.06

del Rey Monarch Fund - Institutional

	Expense Ratio	Beginning Account Value 12/1/2011	Ending Account Value 5/31/2012	* Expenses Paid 12/1/11 - 5/31/12
Actual	1.15%	$1,000.00	$883.90	$5.42
Hypothetical	1.15%	$1,000.00	$1,019.25	$5.81

* Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

DEL REY MONARCH FUND

Trustees and Officers (unaudited)

Biographical Information

Certain biographical and other information relating to the Trustees of the Fund is set forth below, including their age, their principal occupations for at least the last five years, the length of time served in their position with the Fund and any public directorships in the past five years. The address for each of the Trustees is 6701 Center Drive West, Suite 655, Los Angeles, CA 90045. The Fund’s Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

Name and Age	Position With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held During Past Five Years

INTERESTED TRUSTEE
Gerald W. Wheeler* (48)	Chairman of the Board, President, Chief Financial Officer and Secretary	Since 2011

del Rey Global Investors, LLC, Managing Member, Chief Operating Officer and Chief Compliance Officer, March 2010 - present; Ivory Investment Management, L.P., Principal and General Counsel, June 2006 - March 2010; NWQ Investment Management Company, LLC, Managing Director, General Counsel and Chief Compliance Officer, September 2005 - June 2006.

				One	None
INDEPENDENT TRUSTEES
David G. Chrencik (62)	Trustee	Since 2011	GeoGreen Biofuels, Inc., Vice President, Finance, Chief Financial Officer and Secretary, May 2010 - present; PricewaterhouseCoopers LLP, Partner, July 1972 - June 2009.	One	None
Roger Hartley (51)	Trustee	Since 2011	Mitchell Hartley & Bechtel Advisers, LLC, Managing Member, December 2009 - present; Sarus Capital Management, Advisory Board Member, May 2009 - present; Coast Asset Management, Chief Operating Officer, December 2007 - February 2009, and Board Member August 2008 - February 2009; Jefferies & Co., Managing Director, July 2007 - December 2007; Putnam Lovell NBF, Managing Director, 2002 - July 2007.	One	None

DEL REY MONARCH FUND

Trustees and Officers (unaudited)

Name and Age	Position With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held During Past Five Years
Guy F. Talarico (56)	Trustee	Since 2011	Alaric Compliance Services, Chief Executive Officer, December 2005 - present; EOS Compliance Services, co-Chief Executive Officer June 2004 - December 2005; Senior Director, Investors Bank and Trust, February 2001 - June 2004; Division Executive, JPMorgan-Chase, October 1986 - February 2001.	One	None

* Mr. Wheeler is an interested person of the Fund because he is an executive officer and a managing member of the Manager.

Certain biographical and other information relating to the officers of the Fund that are not Trustees is set forth below, including their age, their principal occupations for at least the last five years and the length of time served in their position with the Fund:

Name and Age	Position With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Paul J. Hechmer (45)	Chief Executive Officer; Portfolio Manager	Since 2011

del Rey Global Investors, Managing Member, Chief Executive Officer and Chief Investment Officer, September 2009 - present; Tradewinds Global Investors, LLC, Managing Member, January 2006 - June 2009; NWQ Investment Management Company, LLC, Managing Director, Portfolio Manager and Equity Analyst, September 2005 - January 2006.

James M. Atwood (46)	Chief Compliance Officer	Since 2011	Director, Foreside Compliance Services, LLC, 2007 – present; personal sabbatical, 2004 - 2007; Attorney, Pierce Atwood (law firm), 2001- 2004.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustee. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

DEL REY MONARCH FUND

Trustees and Officers (unaudited)

Trustee	Experience, Qualifications and Skills
Gerald W. Wheeler

Mr. Wheeler has been a Trustee since the Fund’s inception. In addition, he has over 14 years of executive and business experience in the asset management industry. Mr. Wheeler has an extensive background in compliance and legal matters for investment companies and has served as general counsel and chief compliance officer for asset management firms.

David G. Chrencik	Mr. Chrencik has served as a Trustee since the Fund’s inception. Mr. Chrencik spent over 35 years at PricewaterhouseCoopers, including 26 years as a partner, and serves as the “audit committee financial expert” for the Fund. Mr. Chrencik has spent most of his career as an accountant and served many investment companies in that capacity. Mr. Chrencik now serves as the head of finance for an alternative energy company.
Roger Hartley

Mr. Hartley has served as a Trustee since the Fund’s inception. Mr. Hartley has over 29 years of experience in the financial services industry, and particularly with respect to the asset management sector. During his career, Mr. Hartley has advised many asset management companies and has also served in a senior executive position with an asset management firm. He has corporate governance experience serving on the board of an asset management firm.

Guy Talarico	Mr. Talarico has served as a Trustee since the Fund’s inception. He has served as the Chief Executive Officer of Alaric Compliance Services LLC, a full service compliance consulting firm since December of 2005. Prior to this role he was the Co-CEO of EOS Compliance Services, LLC from June 2004 to December 2005. Mr. Talarico’s 25 years of experience in the financial services industry includes: serving as Chief Compliance Officer to various mutual funds, and investment advisors registered with the SEC and the NFA since October of 2004; the management of a $45 billion asset management and services group at JP Morgan Chase; client management of SEC-registered advisers within the Institutional Custody Division of Investors Bank & Trust Company; development of an outsourced SEC regulatory compliance program for registered advisers; and legal compliance support. Mr. Talarico also served three terms in the New Jersey State Assembly and sponsored numerous laws, including regulatory reforms in the insurance and banking industries.

DEL REY MONARCH FUND

Privacy Notice

del Rey Monarch Fund (The “Fund”)

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

—

Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

—	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become and inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

DEL REY MONARCH FUND

Additional Information

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The Fund’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 will be available upon request and without charge by visiting the SEC’s Web site at sec.gov or by calling 866-876-8294.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David G. Chrencik is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d):  Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, related to the registrant. D&T billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

		2012		2011
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved

(a) Audit Fees	$30,000	None	$10,000	None

(b) Audit-Related Fees	None	None	None	None

(c)Tax Fees	$7,000	None	None	None

(d) All Other Fees	None	None	None	None

Item 4(e)(1):  Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on January 14, 2011, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any) or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2):  Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f):  Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by D&T for services rendered to the registrant and service affiliates for the last two fiscal years were $30,000 and $12,500 for 2012 and 2011, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

del Rey Global Investors Funds

By	/s/ Paul J. Hechmer
Paul J. Hechmer, Chief Executive Officer
(Principal Executive Officer)

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Paul J. Hechmer
Paul J. Hechmer, Chief Executive Officer
(Principal Executive Officer)

Date: August 8, 2012

By	/s/ Gerald W. Wheeler
Gerald W. Wheeler, Chief Financial Officer
(Principal Financial Officer)

Date: August 8, 2012